SCHWAB CAPITAL TRUST

Schwab Fundamental Global Real Estate Fund

Supplement dated February 28, 2017 to the

Prospectus and Statement of Additional Information (SAI),

each dated June 30, 2016, as supplemented December 1, 2016, and February 2, 2017

SCHWAB INVESTMENTS

Schwab Global Real Estate Fund

Supplement dated February 28, 2017 to the

Prospectus and SAI, each dated June 30, 2016

LAUDUS TRUST

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Government Fixed Income Fund

Laudus Mondrian Global Government Fixed Income Fund

Supplement dated February 28, 2017 to the

Prospectus and SAI, each dated July 29, 2016

Laudus U.S. Large Cap Growth Fund

Supplement dated February 28, 2017 to the

Prospectus and SAI, each dated July 29, 2016

(each a Fund and collectively, the Funds)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs, and should be read in conjunction with the Prospectuses and SAIs.

Removal of Redemption Fee

The Board of Trustees of the Funds has approved the removal of the redemption fee on shares held less than 30 days. The redemption fee will not be imposed on any shares redeemed from accounts held directly with the Fund on and after February 28, 2017. If you redeem shares through an intermediary, you should contact your intermediary for more information on whether redemption or other fees will be imposed on the shares you redeem.

All references to redemption fees are hereby deleted.

Short Term or Excessive Trading Policy

The Funds’ Policy regarding short-term or excessive trading has been revised as detailed below. The subsection “Policy regarding short-term or excessive trading” under the “Additional policies affecting your investment” section of the prospectus is deleted and replace in its entirety with the following:

Policy regarding short-term or excessive trading

The funds are intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.

To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds.

The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in a fund within a 60 day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12 month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to request that the intermediary provide certain shareholder transaction information to the funds and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. Each fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. A fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Laudus Mondrian Funds — Portfolio Holdings

The sixth paragraph in the “Disclosure of Portfolio Securities Information” section on page 55 of the SAI is hereby delete and replaced with the following:

A complete list of each fund’s portfolio holdings is published on the funds’ website at www.csimfunds.com/laudusfunds_prospectus, under “Portfolio Holdings”, as discussed in the funds’ prospectus, generally 15-20 days after the end of each Laudus Mondrian Fund’s fiscal quarter (which is also a calendar quarter-end). In addition, a list of the funds’ portfolio holdings as included in its semi-annual report filings is published on the website at www.csimfunds.com/laudusfunds_prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. On the website, the funds also provide on a monthly or quarterly basis information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.

Laudus U.S. Large Cap Growth Fund — Portfolio Holdings

The fifth paragraph in the “Disclosure of Portfolio Securities Information” section on page 41 of the SAI is hereby delete and replaced with the following:

A complete list of the fund’s portfolio holdings is published on the fund’s website at www.csimfunds.com/laudusfunds_prospectus, under “Portfolio Holdings”, approximately 30 days after the end of the fund’s fiscal quarter (which is also a calendar quarter-end). In addition, a list of the fund’s portfolio holdings as included in its semi-annual report filings is published on the website at www.csimfunds.com/laudusfunds_prospectus, under “Prospectus & Reports”, typically 60-80 days after the and of the fund’s fiscal quarter. On the website, the fund also provides on a monthly or quarterly basis information regarding certain attributes of the fund’s portfolio, such as top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG96140-00-00 (2/17) 00191290

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